UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2004

Baldor Electric Company

Exact name of registrant as specified in its charter

Missouri	01-07284	43-0168840
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No

5711 R. S. Boreham, Jr., St Fort Smith, Arkansas	72901
Address of principal executive offices	Zip Code

479-646-4711

Registrant’s telephone number, including area code

N/A

Former name or former address, if changed since last report

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is being provided under Item 12 – Results of Operations and Financial Condition. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On April 15, 2004, Baldor Electric Company issued a news release to report its financial results for the first quarter 2004. The release is furnished as Exhibit 99 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baldor Electric Company
(Registrant)

Date April 19, 2004	/s/ Ronald E. Tucker
Ronald E. Tucker
Chief Financial Officer and Secretary
(Principal Financial Officer)

BALDOR ELECTRIC COMPANY

INDEX OF EXHIBITS

Exhibit No.	Description
99	Company issued news release dated April 15, 2004